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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    ________

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                WEB STREET, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


               Delaware                                          36-4212401
               --------                                          ----------
(State of incorporation or organization)                      (I.R.S. Employer
                                                             Identification No.)


510 Lake Cook Road, Deerfield, Illinois                              60015
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

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
 If this form relates to the registration of a     If this form relates to the registration of
 class of securities pursuant to Section 12(b)     a class of securities pursuant to Section
 of the Exchange Act and is effective              12(g) of the Exchange Act and is
 pursuant to General Instruction A.(c),            effective pursuant to General Instruction
 please check the following box. [ ]               A.(d), please check the following box. [X]
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Securities Act registration statement file number to which this from related:
333-85849

Securities to be registered pursuant to Section 12(b) of the Act:   None

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.01 par value per share
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The description of the Common Stock, $0.01 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock -- Common Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-85849, filed with the Securities and Exchange Commission on August 25, 1999, as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.


Item 2.   Exhibits.
          --------


Exhibit
Number    Description of Document
------    -----------------------

3.1*      Form of Amended and Restated Certificate of Incorporation of the
          Registrant.

3.2*      Form of Amended and Restated By-laws of the Registrant.

4*        Specimen stock certificate representing the Common Stock.



* Incorporated by reference to the corresponding exhibit filed with Amendment No. 1 to the Registration Statement.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                     WEB STREET, INC.
                                     ----------------
                                     (Registrant)


Dated: October 15, 1999             By:    /S/Stuart A. Cohn
                                        --------------------
                                     Stuart A. Cohn
                                     Executive Vice President
                                     and General Counsel



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